UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2012

CAREY WATERMARK INVESTORS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54263	26-2145060
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on June 6, 2012, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 9.01 — Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

NMG-Braintree, LLC is a wholly-owned subsidiary of Nutmeg Magna Green, LLC and Subsidiaries, from which the registrant acquired the Hampton Inn hotel located in Braintree, Massachusetts. The Nutmeg Magna Green, LLC and Subsidiaries consolidated financial statements and independent auditor’s report as of and for the years ended December 31, 2011 and 2010 are attached as Exhibit 99.1 hereto and are incorporated by reference herein. In addition, the consolidated financial statements and independent accountant’s review report as of and for the periods ended March 31, 2012 and 2011 are attached as Exhibit 99.2 hereto and are incorporated by reference herein.

(b) Pro forma financial information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

(c) N/A

(d) Exhibits

Exhibit No.	Description
99.1	Audited Financial statements of Nutmeg Magna Green, LLC and Subsidiaries as of and for the years ended December 31, 2011 and 2010

99.2	Unaudited Financial statements of Nutmeg Magna Green, LLC and Subsidiaries as of and for the periods ended March 31, 2012 and 2011

99.3	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

Date: August 16, 2012	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer